Lincoln Life & Annuity Company of New York:

         Lincoln Life & Annuity Flexible Premium Variable Life Account M
      LLANY Separate Account R for Flexible Premium Variable Life Insurance
         Lincoln Life & Annuity Flexible Premium Variable Life Account Y


                        Supplement dated November 6, 2007
                    to the Prospectuses dated April 30, 2007


        Lincoln VULONE2005 Elite Series         Lincoln SVULONE Elite Series
        Lincoln Momentum VULONE2005             Lincoln Momentum SVULONE
        Lincoln VULCV-IV Elite Series           Lincoln SVUL-IV Elite Series
        American Legacy VULCV-IV                American Legacy SVUL-IV


This supplement outlines certain changes to your variable universal life insurance policy. It is for informational purposes only; no action is required on your part.

The following language replaces the first sentence of the second paragraph of the "Overloan Protection Rider" section under "Riders":

On or after March 31, 2008, we will automatically issue this rider with newly issued policies. We may also add the rider to any policy which was issued without it prior to that date, subject to appropriate regulatory approval and availability as announced by us. We will notify owners of such policies in writing when the rider has been added.




               Please retain this supplement for future reference.